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                                                                    Exhibit 10.1

                                  ADDENDUM # 2

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Office of COLBURN HUNDLEY, INC., REALTOR GRAND RAPIDS (city), Michigan Phone:
616-742-5200 Fax: 616-742-5207 Email: todd@colburnhundley.com Date: April 25, 2006 (time)

1. ADDENDUM TO AGREEMENT DATED October 31, 2005 covering property commonly know as:

     Lots 43-48, inclusive, Shady Park, as recorded in Liber 9 of Plats, Page 54, Muskegon County Records, situated in the County of
     Muskegon, MI
     Permanent Parcel Number ________________________

2.   THIS ADDENDUM TO BE AN INTEGRAL PART OF THE AGREEMENT, WHICH IS AMENDED AS
     FOLLOWS:

     Pursuant to Page 3 Sec 10c of said Buy and Sell Agreement, Buyer shall be allowed an additional 60 days to perform its obligations as stated. _______
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

3. BY SIGNING BELOW BUYER/TENANT ACKNOWLEDGES HAVING READ AND RECEIVED A COPY OF THIS AGREEMENT.


Witness:                            Entity: COMMUNITY SHORES BANK
         -------------------------


Buyer's Address:                    By: /s/ Heather Brolick
                 -----------------      ----------------------------------------
----------------------------------      (Note: Please sign as you wish your name
                                        to appear on the final papers.)

                                    Printed name of Signatory: Heather Brolick
                                    Its: President

4. BY SIGNING BELOW SELLER/LANDLORD ACKNOWLEDGES HAVING READ AND RECEIVED A COPY OF THIS AGREEMENT.


Witness:                            Entity: Baumgardner-Hogan Real
         -------------------------          Estate, LLC


Buyer's Address:                    By: /s/ Larry Baumgardner
                 -----------------      ----------------------------------------
----------------------------------      (Note: Please sign as you wish your name
                                        to appear on the final papers.)

                                    Printer name of Signatory: Larry Baumgardner
                                    Its: Member
                                         April 28, 2006

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